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[CALLISTO PHARMACEUTICALS LOGO]
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP 1312EM 10 4 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE, OF

CALLISTO PHARMACEUTICALS, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-laws of the Corporation as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

Dated:

/s/ Christoph Bruening                               /s/ Donald G Drapkin
----------------------                               --------------------
Secretary                                            Chairman

COUNTERSIGNED AND REGISTERED:
STOCKTRANS, INC.
44 WEST LANCASTER AVENUE
ARDMORE PA 19005

TRANSFER AGENT
AND REGISTRAR

AUTHORIZED SIGNATURE

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CALLISTO PHARMACEUTICALS, INC.

The Corporation will furnish to any stockholder, upon request without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations.

                                            UNIF GIFT
TEN COM   - as tenants in common            MIN ACT- ________ Custodian ________
TEN ENT   - as tenants by the entireties            (Cust)              (Minor)
JT TEN    - as joint tenants with right          under Uniform Gifts to Minors
            of survivorship and not              Act____________________________
            as tenants in common                              (Print)

    Additional abbreviations may also be used though not in the above list.



For value received ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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Please print or typewrite name and address including postal zip code of assignee


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------------------------------------------------------------------------ Shares
of the Common Stock represented by the within Certificate, and do hereby constitute and appoint
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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated_____________________


                                        _______________________________________
                                                   SIGNATURE


       Signature Guaranteed By:


_____________________________________


_____________________________________
    Banker of Member Firm of
       a Stock Exchange




Signature Guarantee



______________________________________________________
THE SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTIONAL BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PRGORAM PURSUANT TO S.E.C. RULE 777 16




NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatsoever.